SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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[ ]  Preliminary Proxy Statement                  [ ] Confidential, for Use of
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[ ]  Definitive Additional Materials                  by Rule 14a-6(e)(2))
[ ]  Soliciting Material under Rule 14a-12


                            PRE-CELL SOLUTIONS, INC.
       ..................................................................
                (Name of Registrant as Specified In Its Charter)


        .................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

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[ ]      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                            PRE-CELL SOLUTIONS, INC.
                                 385 East Drive
                            Melbourne, Florida 32904

Dear Shareholder:                                                  April 9, 2001

         You are cordially invited to attend the Company's Annual Meeting of Shareholders to be held on Monday, April 30, 2001 at 9:00 a.m., local time, at Melbourne Greyhound Park, 1100 North Wickham Road, Melbourne, Florida.

         The formal Notice of Meeting and the accompanying Proxy Statement set forth proposals for your consideration this year. Please take the time to read carefully each of the proposals for shareholder action described in the proxy materials.

         We look forward to greeting personally those of you who are able to be present at the meeting. However, it is important that your shares be represented, whether or not you are able to be with us at the meeting. Accordingly, please sign, date and mail the enclosed proxy, at your earliest convenience, in the envelope provided for your use.

         Thank you for your cooperation.

                                               Very truly yours,



                                               Thomas E. Biddix
                                               Chairman of the Board, President
                                               and Chief Executive Officer

                            PRE-CELL SOLUTIONS, INC.
                                 385 East Drive
                            Melbourne, Florida 32904

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 30, 2001

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of PRE-CELL SOLUTIONS, INC. (the "Company") will be held on Monday, April 30, 2001 at 9:00 a.m., local time, at Melbourne Greyhound Park, 1100 North Wickham Road, Melbourne, Florida for the following purposes:

         (1)      To elect four directors to serve on the Board of Directors;

         (2) To ratify the re-appointment of BDO Seidman, LLP as the Company's independent certified public accountants for the fiscal year ending April 30, 2001; and

         (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on April 2, 2001 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         All shareholders are cordially invited to attend the Annual Meeting in person. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, EACH SHAREHOLDER IS URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. No postage is required if the proxy is mailed in the United States. Shareholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

                                           By order of the Board of Directors,



                                           Gail Biddix
                                           Secretary

Melbourne, Florida
April 9, 2000

                   PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED
                  PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE
                           PROVIDED FOR THAT PURPOSE.

                            PRE-CELL SOLUTIONS, INC.
                                 385 East Drive
                            Melbourne, Florida 32904

                     ---------------------------------------
                                 PROXY STATEMENT
                     ---------------------------------------

General

         This Proxy Statement is furnished to the holders of common stock, par value $.01 per share (the "Common Stock"), of Pre-Cell Solutions, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting"), or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held on Monday, April 30, 2001 at 9:00 a.m., local time, at Melbourne Greyhound Park, 1100 North Wickham Road, Melbourne, Florida. This Proxy Statement, the Notice of Annual Meeting, the proxy card and the Company's Annual Report to Shareholders were mailed to shareholders of the Company on or about April 9, 2001.

         It is proposed that at the Annual Meeting: (i) four directors will be elected, and (ii) the re-appointment of BDO Seidman, LLP as the independent certified public accountants of the Company for the fiscal year ending April 30, 2001 will be ratified. Management currently is not aware of any other matters which will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

         The Board of Directors of the Company are soliciting proxies for use at the Annual Meeting. Proxies will be solicited chiefly by mail; however, certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock.

Revocability and Voting of Proxy

         A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Shares of Common Stock represented by properly executed proxies which are received by the Company prior to the Annual Meeting will be voted in accordance with the instructions specified in such proxies. If no specifications are given, the proxies intend to vote the shares represented thereby "for" the election of each of the nominees for director as shown on the form of proxy, "for" the other proposals set forth in the Notice of Annual Meeting and in accordance with their best judgment on any other matters which may properly come before the meeting. Shareholders may revoke the authority granted by their execution of a proxy at any time prior to the effective exercise of the powers conferred by that proxy, by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Meeting.

Record Date and Voting Rights

         Only shareholders of record at the close of business on April 2, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On the Record Date there were 42,528,189 shares of Common Stock outstanding, each of which is entitled to one vote upon each of the matters to be presented at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted with respect to the specific matter being voted upon. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not permitted to be voted on a particular matter in the absence of instructions from the beneficial owners of the shares. Abstentions from voting as to any proposal will be counted for the purpose of determining the presence or absence of a quorum and will be considered present and entitled to vote with respect to the specific matter being voted upon.

         The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for ratification of the re-appointment of BDO Seidman, LLP. An independent inspector shall count the votes and ballots. Broker non-votes will have no effect on any of the proposals brought to a vote at the Annual Meeting. Abstentions from voting on any of the proposals brought to a vote at the Annual Meeting will have the effect of votes against the specific matter being voted upon. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information known to the Company as of March 26, 2001 regarding the beneficial ownership of Common Stock by (i) each shareholder known to the Company to beneficially own more than five percent (5%) of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) each executive officer of the Company named in the Summary Compensation Table which appears elsewhere in this Proxy Statement; and (iv) all directors and executive officers as a group.

                                                      ----------------------------------------
                                                                Shares Beneficially Owned
                                                      ----------------------------------------
Name and Address of Beneficial Owner (1)                           Number          Percent(2)
------------------------------------------                         ------          -------
Thomas E. Biddix (3).............................               8,404,192              19.33%
Thomas E. Fricks (4).............................               2,133,333               4.84%
Mark A. Krentzman (5)............................                       0                   *
Ronald Kindland (6)..............................               2,662,333               6.26%
Dan Fitzgerald (7)...............................               3,545,618               8.09%
Jonathan K. O'Neal (8)...........................               2,508,000               5.90%
Michael A. Sauter (9) ...........................               2,508,000               5.90%
William Begley (10)..............................               2,285,677               5.26%
Scott DeSano (11)................................               2,939,504               6.72%
Walter Donovan (12)..............................               2,499,537               5.10%
All directors and executive officers as a
   group (4 persons)                                           13,399,858              29.62%
----------------------------------------------------- -------------------- -------------------

------------------------------
* Represents beneficial ownership of less than 1%.

(1) Unless otherwise noted, the address of each shareholder is the Company's address, which is 385 East Drive, Melbourne, Florida 32904.
(2) Percentage of ownership is based on 42,528,189 shares of Common Stock outstanding as of March 26, 2001. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 26, 2001 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
(3) This amount includes (i) 3,942,034 shares of Common Stock held in the name of Thomas E. Biddix TSRLT utd. and (ii) options to acquire an aggregate of 951,716 shares of Common Stock. Although all of the aforementioned options have fully vested, all such options are subject to a forbearance agreement, dated April 4, 2000 whereby these options may not be exercised until such time as the Company's authorized shares of Common Stock are increased by such number of shares that equal or exceed, in the aggregate, all of the shares of Common Stock issuable upon exercise of the options subject to the forbearance agreement.
(4) This amount includes (i) 856,000 shares of Common Stock which vest on April 1, 2001 pursuant to a restricted stock grant and (ii) options to acquire an aggregate of 704,000 shares of Common Stock. Although the options to acquire the aforementioned 704,000 shares of Common Stock have fully vested, such options are subject to a forbearance agreement, dated April 4, 2000 whereby these options may not be exercised until such time as the Company's authorized shares of Common Stock are increased by such number of shares that equal or exceed, in the aggregate, all of the shares of Common Stock issuable upon exercise of the options subject to the forbearance agreement.
(5) This amount excludes 200,000 shares of Common Stock granted to Mr. Krentzman pursuant to a restricted stock grant, all of which have not yet vested.
(6) This amount includes (i) 2,662,333 shares of Common Stock owned by aRKay enterprises (for which Mr. Kindland is the beneficial owner). Ronald Kindland's address is 2675 Hazy Hallow Run, Roswell, Georgia 30076.
(7) This amount includes 1,322,830 warrants to purchase Common Stock and 422,873 warrants to purchase Common Stock. Although all of the aforementioned warrants have fully vested, all such warrants are subject to a forbearance agreement, dated April 4, 2000 whereby these warrants may not be exercised until such time as the Company's authorized shares of Common Stock are increased by such number of shares that equal or exceed in the aggregate all of the shares of Common Stock issuable upon exercise of the warrants subject to the forbearance agreement. Mr. Fitzgerald's address is 961 North Street, Greenwich, Connecticut 66831.
(8)      Mr. O'Neal's address is 4260 Edgewater Drive, Kennesaw, Georgia 30144.
(9)      Mr. Sauter's address is 3329 Collier Point, N.E., Dacula, Georgia
         30019.
(10) This amount includes warrants to purchase 902,850 shares of Common Stock. Although all of the aforementioned warrants have fully vested, all such warrants are subject to a forbearance agreement, dated April 4, 2000 whereby these warrants may not be exercised until such time as the Company's authorized shares of Common Stock are increased by such number of shares that equal or exceed in the aggregate all of the shares of Common Stock issuable upon exercise of the warrants subject to the forbearance agreement. Mr. Begley's address is 6480 South Marina Way, Stuart, Florida 34996.
(11) This amount includes warrants to purchase 1,214,764 shares of Common Stock. Although all of the aforementioned warrants have fully vested, all such warrants are subject to a forbearance agreement, dated April 4, 2000 whereby these warrants may not be exercised until such time as the Company's authorized shares of Common Stock are increased by such number of shares that equal or exceed in the aggregate all of the shares of Common Stock issuable upon exercise of the warrants subject to the forbearance agreement. Mr. DeSano's address is 29 Marlborough Street, Boston, Massachusetts 02116.
(12) This amount includes warrants to purchase 974,775 shares of Common Stock. Although all of the aforementioned warrants have fully vested, all such warrants are subject to a forbearance agreement, dated April 4, 2000 whereby these warrants may not be exercised until such time as the Company's authorized shares of Common Stock are increased by such number of shares that equal or exceed in the aggregate all of the shares of Common Stock issuable upon exercise of the warrants subject to the forbearance agreement. Mr. Donovan's address is 151 Tremont Street, #6F, Boston, Massachusetts 02111.

                       BIOGRAPHICAL INFORMATION REGARDING
                    DIRECTORS/NOMINEES AND EXECUTIVE OFFICERS

         Set forth below is biographical information for each member of the Company's Board of Directors, each nominee for election as a director at the Annual Meeting and the Company's officers.

         Thomas E. Biddix, age 33. Since December 1998, Mr. Biddix has served as the Company's Chief Executive Officer and Chairman of the Board of Directors and from December 1998 until April 2000 as the Company's President. Mr. Biddix served as Chief Executive Officer, President and Chairman of the Board of Directors of Pre-Cell Solutions, Inc., a Florida corporation from May 1997 until December 1998, when Pre-Cell Solutions, Inc. merged with the Company. Since March 1997 Mr. Biddix has served as the Chief Executive Officer, President and Chairman of the Board of Directors of Pre-Paid Solutions, a subsidiary of the Company. From February 1996 until October 1996, Mr. Biddix was General Manager of Suntree Cellular, Inc., a Florida based AT&T authorized cellular dealer. From March 1994 until June 1996, Mr. Biddix was a real estate salesman for RE/MAX Alternative Realty.

         Thomas E. Fricks, age 52. Since December 2000, Mr. Fricks has served as one of the Company's directors and, since April 2000, as the Company's President and Chief Operating Officer. From June 1999 through March 2000, Mr. Fricks served as the President and Chief Operating Officer of USIntellicom, Inc. From March 1997 until April 1999, Mr. Fricks served as a director of PeopleMover, Inc., a software provider for recruiting and staffing companies. From June 1997 until June 1999, Mr. Fricks served as Vice President of North American Operations of LHS Group, Inc. a software provider of wireless billing systems. From June 1994 through May 1997, Mr. Fricks served as the Vice President and Chief Information Officer of Norrell, Inc., a temporary staffing company.

         Mark A. Krentzman, age 47. Since April 2000, Mr. Krentzman has served as one of the Company's directors. From December 1998 until August 2000, Mr. Krentzman served as Executive Vice President of VoCall Communication, Inc., a facilities based provider of telecommunications products and services. From August 1996 until November 1998, Mr. Krentzman served as Chief Financial Officer and a director of LifeWeb LLC, a provider of web enabling software tools for the life insurance industry.

         Ronald Kindland, age 55. Since December 2000, Mr. Kindland has served as one of the Company's directors and, since April 2000, as Special Projects Director. From June 1999 until a merger with the Company in April 2000, Mr. Kindland served as Chairman and CEO of USIntellicom, Inc. and from November 1996 to June 1999, as its Chief Operating Officer. Mr. Kindland was a private investor from October 1995 to November 1996. From July 1991 to October 1995, Mr. Kindland was President of CPI Georgia, Inc., a Computer Information Technology temporary staffing company.

                               BOARD OF DIRECTORS

         Meetings of the Board of Directors. The Board of Directors of the Company (the "Board") holds meetings when necessary and otherwise acts by unanimous written consent. Before each Board or committee meeting, directors are typically furnished with an agenda and background materials relating to matters to be discussed. During fiscal year 2000, there was one Board meeting and the Board took action by unanimous written consent on one occasion. During the fiscal year ended April 30, 2000, all incumbent directors were present in person or by proxy at at least 75% of the meetings of the Board.

         Meetings of the Audit Committee. The Audit Committee is responsible for providing assistance to the Board in fulfilling its responsibilities relating to corporate accounting and reporting practices and maintaining a direct line of communication between the directors and the independent accountants. It reviews the Company's system of internal audits, selects independent auditors, reviews the scope and results of the independent audit process and evaluates the adequacy of the Company's internal accounting procedures. The Audit Committee was formed in July 2000 and therefore did not meet during fiscal year 2000. The current members of the Audit Committee are Mark Krentzman and Thomas Biddix. The Audit Committee has not adopted a written charter. In accordance with Nasdaq rules, Mark Krentzman is an independent director. Thomas Biddix is not an independent director because he is a director and an executive officer of the Company.

Report of the Board of Directors on Audit Process

         The following statement made by the Board shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under such acts.

         In discharging its oversight responsibility as to the audit process, the Board obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors their independence from the Company and its management.

         The Board discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Board reviewed the Company's audited financial statements for the fiscal year ended April 30, 2000 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

         Based upon the above-mentioned review and discussions with management and the independent auditors, the Board approved the Company's audited financial statements to be included in its Annual Report on Form 10-K for the fiscal year ended April 30, 2000, for filing with the Securities and Exchange Commission. The Board also recommended the reappointment, subject to shareholder approval, of BDO Seidman, LLP as the Company's independent auditors.

                                            Submitted by the Board

                                            Thomas Biddix
                                            Mark Krentzman

         Meetings of the Compensation Committee. The Compensation Committee is responsible for reviewing the Company's compensation philosophy and programs, recommending to the Board the compensation to be paid to executive officers of the Company, and, at the option of the Board, administering the Company's stock option plans. The Compensation Committee was formed in July 2000 and therefore did not meet during the Company's 2000 fiscal year. The current members of the Compensation Committee are Thomas Biddix and Mark Krentzman. Mark Krentzman is considered an "outside director" within the meaning of Rule 162(m) ("Rule 162(m)") of the Internal Revenue Code of 1986, as amended.

                             EXECUTIVE COMPENSATION

Report of the Board of Directors on Executive Compensation

         The following statement made by the Board shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under such acts.

         Philosophy. The Company's executive compensation philosophy is to provide competitive levels of compensation, integrate the compensation of its executive officers with the achievement of the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievement and assist the Company in attracting and retaining qualified management. To meet these objectives, the Board attempts to set the compensation of the Company's executive officers at levels that it believes are competitive with other companies of the same size in the Company's industry, in light of the Company's current and anticipated performance. The Board endorses the position that equity interest in the Company by management is beneficial in aligning executive officers and shareholders' interests in the enhancement of shareholders value. The Board believes that the Company's blend of compensation, performance bonuses and stock option awards is essential to attract and retain its executive management in order to maintain and strengthen its competitive position.

         Components of Executive Compensation. Compensation of the Company's executive officers consists of both cash payments and grants of stock options. The annual cash compensation consists of a base salary and an annual bonus. Long-term incentives are provided through the grant of stock options.

         Base Salaries and Bonuses. The Board attempts to set base salaries of its executive officers at levels that it believes are competitive with other companies of the same size in the Company's industry. Information about appropriate salary levels has been determined by reviewing the public disclosure of the Company's competitors and through the Company's recruiting activities. Except as described below, salaries are reviewed annually, and any increases are based on competitive practices as well as the performance of the Company and the executive officer. The Company's bonuses are paid to executives at the discretion of the Board, based upon the Company's and the executive's performance. The Company did not pay any cash bonus to executives for the Company's 2000 fiscal year.

         Stock Options. The Board grants stock options to the Company's executive officers pursuant to the individual stock option agreements. The Board has the authority to determine the individuals to whom stock options are awarded, the terms at which option grants are made, the duration of the options and the number of shares subject to each option. Through the award of stock options, the objective of aligning executive officers' long range interests with those of the shareholders is met by providing the executive officers with the opportunity to build a meaningful stake in the Company.

         It is the Board's intention that, over time, compensation opportunities from option grants will constitute a significant portion of each executive officer's total compensation. However, there are no automatic annual grants to executive officers. Instead, the Board reviews the performance of the Company overall and of each individual executive officer, as well as past option grants to each executive officer, and makes decisions about recipients and grant sizes for the year. The Company's awards of stock options serve as a key mechanism to attract and retain experienced executives in the industry. The Company believes that its option grants to date have enabled the Company to provide executives compensation levels which equal or exceed those offered by its competitors. Therefore, the Company believes that its stock option plans are a substantial and essential component of the Company's ability to maintain its competitive position in its industry.

         Compensation of Chief Executive Officer. The Board considered a number of factors in determining the compensation to be paid to the Company's Chief Executive Officer, including levels generally paid to executives in the Company's industry, the capabilities of the Chief Executive Officer and his projected contribution to the Company's performance on a short- and long-term basis.

         Compliance With Rule 162(m). The Company will continue to analyze its executive compensation practices and plans on an ongoing basis with respect to
Section 162(m) of the Internal Revenue Code. Where it deems advisable, the Company will take the appropriate action to maintain the tax deductibility of its executive compensation.

                                          Submitted by the Board of Directors

                                          Thomas Biddix
                                          Mark Krentzman

Compensation Committee Interlocks and Insider Participation

         The Company's Compensation Committee, which was formed in July 2000, currently consists of Thomas Biddix and Mark Krentzman. There were no interlocks with other companies within the meaning of the SEC's proxy rules during the fiscal year 2000.

Performance Graph

         The following graph compares the total return on the Company's Common Stock with the cumulative total return on the Russell Index (the "Russell Index") and a peer group index selected by the Company, for the last five (5) years.

         The peer group selected by the Company is comprised of SATX, Inc. and Shared Technologies Cellular, Inc.

         These indices relate only to stock prices and do not purport to afford direct comparison of the business or financial performance of the companies comprising such indices with the Company nor with each other.

                                [GRAPH OMITTED]


                               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN *


Company Name / Index                Jun95    Apr96       Apr97       Apr98       Apr99       Apr00
----------------------------------------------------------------------------------------------------------
PRE-CELL SOLUTIONS                   $100          $40.00      $40.00      $70.00     $140.00    $6000.00
RUSSELL 2000 INDEX                   $100         $124.29     $124.36     $177.09     $160.70     $190.30
PEER GROUP                           $100          $93.10      $60.33     $206.90     $300.23    $2277.82

* Assumes $100 invested on June 30, 1995, including reinvestment of dividends, in the Company's Common Stock, the Russell 2000 Index and the companies comprising the peer group.

Compensation Tables

         The following table summarizes the aggregate compensation paid during each of the years ended April 30, 2000, 1999 and 1998 to the Company's Chief Executive Officer (the "CEO") . None of the Company's other executive officers total annual compensation for the year ended April 30, 2000 was in excess of $100,000. The CEO is sometimes referred to herein as the "Named Executive Officer."

                           SUMMARY COMPENSATION TABLE

                                                                                   Long-Term
                                                         Annual Compensation      Compensation
                                                                                  Securities           All Other
          Name and                                                            Underlying Options        Compen-
     Principal Position           Year          Salary            Bonus               (#)               sation
     ------------------           ----          ------            -----               ---               ------
Thomas E. Biddix                  2000          $180,000(1)        --                  0                  --
Chief Executive Officer and       1999           $75,000(2)        --            4,000,000(3)             --
Director                          1998                   $0        --                  0                  --
--------------------

(1)      Of this amount $165,000 was accrued and not paid.
(2)      Of this amount $75,000 was accrued and not paid.
(3)      3,129,221 of these options were forfeited to the Company in April 2000.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         No options were granted to the Named Executive Officer during the fiscal year ended April 30, 2000. However, Thomas E. Biddix, in connection with the acquisition of Pre-Paid Solutions, received options to acquire an aggregate of 169,149 shares of the Company's Common Stock at an exercise price of $.39 per share and options to acquire an aggregate of 704,788 shares of the Company's Common Stock at an exercise price of $.18 per share in exchange for his outstanding options to purchase Common Stock of Pre-Paid Solutions.

         The following table sets forth information concerning the value realized by the Named Executive Officer upon exercise of stock options during the fiscal year ended April 30, 2000, and the value of unexercised stock options held by the Named Executive Officer at April 30, 2000.

                                       AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                                 AND FY-END OPTION/SAR VALUES (1)

                      --------------- ----------- ----------------------------------- --------------------------------
                          Shares      Value        Number of Securities Underlying         Value of Unexercised
                       Acquired on    Realized      Unexercised Options At Fiscal         In-The-Money Options At
        Name           Exercise (#)      ($)                Year-End (#)                    Fiscal Year-End ($)
        ----           ------------      ---                -------------                   -------------------
                                                    Exercisable      Unexercisable     Exercisable    Unexercisable
                      --------------- ----------- ---------------- ------------------ -------------- -----------------
Thomas E. Biddix         250,000       $250,000    1,494,716 (2)          --           $4,266,487           --
                      --------------- ----------- ---------------- ------------------ -------------- -----------------

-------------------
(1) The dollar value of the unexercised in-the-money options is calculated based upon the difference between the option exercise price and $3.00 per share, being the closing bid price of the Common Stock on April 30, 2000 as reported by the OTC Bulletin Board.
(2) Of such exercisable options, as of April 30, 2000, 620,779 options were exercisable at $.04 per share, 169,149 options were exercisable at $.39 per share and 704,788 options were exercisable at $.18 per share.

Compensation of Directors

         The Company's directors were not compensated for their services in fiscal year 2000.

Employment Agreements

         On April 1, 2000, the Company entered into an employment agreement with Thomas E. Biddix, Chief Executive Officer and a director of the Company. The term of the agreement is for three years from April 1, 2000 unless sooner terminated or extended. The annual salary under the agreement is $250,000.

         The agreement also provides, among other things, for: (i) participation in any employee benefits applicable to the Company's employees and executives,
(ii) an automobile allowance and fringe benefits commensurate with the duties and responsibilities of Mr. Biddix and (iii) contain certain non-disclosure and non-competition provisions. Additionally, the Company's Board may award Mr. Biddix a bonus.

         Under the terms of the agreement, the Company may terminate the employment of Mr. Biddix either with or without cause. If the agreement is terminated by the Company without good cause, the Company would be obligated to pay Mr. Biddix an amount equal to the salary due him throughout the remaining term of the agreement. In the event Mr. Biddix was terminated without cause during the final year of his employment term, the Company would be obligated to pay Mr. Biddix an amount equal to the greater of: (i) the salary due Mr. Biddix through the remaining employment or (ii) the salary due Mr. Biddix for a period of six (6) calendar months. In the event Mr. Biddix terminates the agreement upon the Company materially breaching the provision of the agreement, the Company would be obligated to pay Mr. Biddix an amount equal to the salary due him through the term of employment.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Also on December 1, 1998 the Company entered into an administrative services agreement with Pre-Paid Solutions, Inc., a Florida corporation pursuant to which Pre-Paid Solutions, Inc. performs all of the Company's administrative functions including accounting, legal, tax compliance and all other administrative functions. Pursuant to the administrative services agreement, the Company paid Pre-Paid Solutions $1,000 per month during the fiscal year ended April 30, 2000. At the time, Pre-Paid Solutions was owned (17.36%) by Thomas Biddix the Company's Chief Executive Officer and Chairman.

         On April 4, 2000 the Company acquired all of the outstanding capital stock of Pre-Paid Solutions, Inc., a Florida corporation and owned by Thomas Biddix (17.36%), the Company's Chief Executive Officer and Chairman. Mr. Biddix received 3,509,842 shares of Common Stock.

         The Company subleases the corporate headquarters in Melbourne, Florida from Thomas Biddix the Company's Chief Executive Officer and Chairman. The Company's current rental rate is $4,875 per month.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by Commission Regulation to furnish the company with copies of all Section 16(a) forms they file.

         The following officers and directors of the Company filed late reports under Section 16(a) of the Exchange Act relating to fiscal year 2000: (i) Thomas
E. Biddix filed one late Form 4 reporting seven transactions; (ii) Thomas E. Fricks filed one late Form 3; and (iii) Mark A. Krentzman filed one late Form 3.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         At the Annual Meeting, shareholders will elect four directors to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified. Unless otherwise specified, the enclosed Proxy will be voted in favor of Thomas E. Biddix, Mark A. Krentzman, Thomas E. Fricks and Ronald Kindland to serve as Directors upon nomination at the Annual Meeting. If any of the nominees become unavailable for any reason, or if a vacancy should occur before the election, the shares represented by the Proxy will be voted for the person, if any, who is designated by the Board to replace the nominee or to fill the vacancy on the Board. All nominees have consented to be named and have indicated their intent to serve if elected. The Board has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board will occur.

         Biographical information relating to each of the nominees for directors appears starting on page 5 of this Proxy Statement under the heading "BIOGRAPHICAL INFORMATION REGARDING DIRECTORS/NOMINEES AND EXECUTIVE OFFICERS."

Vote Required and Board Recommendation

         The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of the directors.

         THE BOARD OF DIRECTORS DEEMS THE ELECTION AS DIRECTORS OF THE FOUR NOMINEES LISTED ABOVE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THESE NOMINEES. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                 PROPOSAL NO. 2

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

         The shareholders will be asked to ratify the appointment of BDO Seidman, LLP as the independent certified public accountants of the Company for the fiscal year ending April 30, 2001. BDO Seidman, LLP audited the financial statements of the Company for the fiscal year ended April 30, 2001. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions from shareholders.

BDO Seidman, LLP Fees

         The following table sets forth the aggregate fees billed to the Company for the fiscal year ended April 30, 2000 by the Company's independent certified accountants, BDO Seidman, LLP:

         Audit Fees                                              $ 85,304(1)
         Financial Information Systems Design and
           Implementation Fees(2)                                $      --
         All Other Fees                                          $      --
---------------
(1) Includes fees for the audit of the Company's financial statements for the fiscal year ended April 30, 2000 and the reviews of the Company's Forms 10-Q for such year.

(2) The Audit Committee has considered whether the provision of these services is compatible with maintaining BDO Seidman, LLP's independence.

Vote Required and Board Recommendation

         Ratification of the Board's selection of BDO Seidman, LLP will require the affirmative vote of the holders of a majority of the total shares of Common Stock at the Annual Meeting, in person or by proxy, and entitled to vote thereon at the Annual Meeting.

         THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                              SHAREHOLDER PROPOSALS

         All shareholder proposals which are intended to be presented at the Annual Meeting of Shareholders of the Company to be held in 2002 must be received by the Company no later than December 8, 2001 for inclusion in the proxy statement and form of proxy relating to that meeting. It is suggested that proponents submit their proposals by certified mail, return receipt requested. No shareholder proposals were received for inclusion in this Proxy Statement.

         If a shareholder does not seek to have a proposal included in the proxy statement, but nevertheless wishes to present a proper proposal at the Annual Meeting and the proposal is received by the Company on or before February 20, 2001, the Company will provide information in the proxy statement relating to that Annual Meeting as to the nature of the proposal and how persons named in the proxy solicited by the Board intend to exercise their discretion to vote on the proposal.

                                 OTHER BUSINESS

         The Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment. The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

         By order of the Board of Directors,



         Gail Biddix
         Secretary
         April 9, 2001


         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING IT IN WRITING FROM: PRE-CELL SOLUTIONS
ATTENTION: GAIL BIDDIX, 385 EAST DRIVE, MELBOURNE, FLORIDA 32904.

                            PRE-CELL SOLUTIONS, INC.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2001

         Thomas E. Biddix and Thomas E. Fricks, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of Pre-Cell Solutions, Inc. (the "Company") held of record by the undersigned on April 2, 2001, at the Annual Meeting of Shareholders to be held at 9:00 a.m. on Monday, April 30, 2001, at Melbourne Greyhound Park, 1100 North Wickham Road, Melbourne, Florida and any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE AND FOR PROPOSAL NO. 2.

 1.      Election of Directors -- Nominees are:

         THOMAS E. BIDDIX  [ ]  FOR       [ ]  AGAINST    [ ]  ABSTAIN

         MARK A. KRENTZMAN [ ]  FOR       [ ]  AGAINST    [ ]  ABSTAIN

         THOMAS E. FRICKS  [ ]  FOR       [ ]  AGAINST    [ ]  ABSTAIN

         RONALD KINDLAND   [ ]  FOR       [ ]  AGAINST    [ ]  ABSTAIN

 2. The appointment of BDO Seidman, LLP as the independent certified public accountants of the Company for the fiscal year ending April 30, 2001.

         [ ]    FOR               [ ]   AGAINST           [ ]    ABSTAIN

3. Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

         IMPORTANT: PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. EACH JOINT OWNER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE AS SUCH. IF SIGNOR IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: _________________ , 2001                 ______________________________
                                                Signature

                                                ______________________________
                                                Signature if held jointly

         THE ABOVE-SIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT FURNISHED THEREWITH. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.